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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): January 19, 2000


                              Neoprobe Corporation
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-26520                  31-1080091
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(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


425 Metro Place North, Suite 300, Dublin, Ohio                     43017
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   (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code (614) 793-7500



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          (Former Name or Former Address, if Changed Since Last Report)
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Item 2.  Acquisition or Disposition of Assets.
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         On January 19, 2000, the Registrant sold its equity investment in XTL
Biopharmaceuticals Ltd. ("XTL"), consisting of 2 Class A Common Shares, par value $.020 per share, of XTL and 170,650 Class A Preferred Shares, par value $.020 per share, of XTL, to an Israeli investor for $1,500,000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)  Financial Statements of Business Acquired.

         Not applicable.

         (b)  Pro Forma Financial Information.

         Not applicable.

         (c)  Exhibits.

         None


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  NEOPROBE CORPORATION

Date: January 27, 2000                            By: /s/ David C. Bupp
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                                                      David C. Bupp, President
                                                      Chief Executive Officer